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                                                                    EXHIBIT 10.1

                             SUBORDINATION AGREEMENT

TO:   LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK N.V.,
      CANADA BRANCH
      Maritime Life Tower, TD Centre,
      79 Wellington Street West, 15th Floor
      Toronto, Ontario, M5K 1G8

Dear Sirs/Mesdames:

RE:   STEELBANK TUBULAR INC. AND TARPON INDUSTRIES, INC.

This is to confirm our agreement concerning Steelbank Tubular Inc. ("Steelbank") and Tarpon Industries, Inc. ("Tarpon"):

1. For the purposes hereof, the following terms shall have the following meanings:

      (a) "Companies" means, collectively, Steelbank Tubular Inc. and Tarpon Industries, Inc.;

      (b)   "Equitable Trust" means The Equitable Trust Company;

      (c) "Other Equitable Trust Debt" means any and all indebtedness, direct or indirect, present and future, contingent or otherwise, of the Companies to Equitable Trust, other than the Existing Equitable Trust Debt;

      (d) "Equitable Trust Security" means the security described on the attached Schedule "B" to secure the Existing Equitable Trust Debt and any other security held from time to time as security for the Other Equitable Trust Debt (excluding the Mortgage and the GAR);

      (e) "Event of Default" has the same meaning ascribed to such term in the Loan Agreement;

      (f)   "Existing Equitable Trust Debt" means:

            (i) the obligations of Steelbank Tubular Inc., pursuant to the commitment letter dated as of May 12, 2005 between the Companies and First National Financial Corporation, as may be amended, and

            (ii) the contingent obligations of Tarpon pursuant to the guarantee and postponement of claim dated as of the date hereof executed by Tarpon in favour of Equitable Trust (the "Guarantee"),

            and attached hereto at Schedule "A";

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      (g)   "Equitable GSA" means the general security agreement executed by
            Steelbank in favour of Equitable Trust dated the date hereof;

      (h) "Equitable GAR" means the general assignment of rents and leases executed by Steelbank in favour of Equitable Trust dated the date hereof

      (i) "LaSalle" means LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch;

      (j) "LaSalle Assets" means all personal and moveable property, assets, rights and undertakings of the Companies of whatsoever nature and kind, now owned or hereafter acquired by or on behalf of the Companies and wherever located and does not include, for greater certainty, as at the date hereof, any of the Companies' real property including the Property;

      (k) "LaSalle Debt" means any and all debts, liabilities and indebtedness, direct or indirect, present and future, of the Companies to LaSalle, whether arising from dealings between LaSalle and the Companies or from dealings with any third party by which LaSalle may be or become in any manner whatsoever a creditor of the Companies, including, without limitation, any and all indebtedness existing under or in connection with the Loan Agreement;

      (1) "LaSalle Security" means the security from time to time held by or for the benefit of LaSalle on the LaSalle Assets to secure the LaSalle Debt;

      (m) "Loan Agreement" means the loan agreement by and among LaSalle and Steelbank Tubular Inc. dated as of February 17, 2005, as the same may be amended, supplemented, revised, restated or replaced from time to time.

      (n) "Mortgage" means the mortgage and charge given by Steelbank in favour of Equitable Trust registered the date hereof over the real (and not personal or moveable) property located at 2495 Haines Road, Toronto, Ontario (the "Property") being instrument no.____________________________;

2. Insofar as may be necessary, Equitable Trust hereby acknowledges to the existence of the LaSalle Debt, the LaSalle Security and the LaSalle Charge and declares that the existence thereof will not constitute a default under the terms of the Existing Equitable Trust Debt, the Equitable Trust Security or the Mortgage. LaSalle hereby consents to the creation and existence of the Existing Equitable Trust Debt, the Mortgage, the Equitable Trust Security and the Guarantee and declares that same does not constitute an Event of Default under the terms of the LaSalle Security or the Loan Agreement.

3. Unless and until the LaSalle Debt has been fully and finally repaid, Equitable Trust hereby agrees that all payments of or in respect of the Other Equitable Trust Debt, whether on account of principal or interest or otherwise shall be postponed and

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                                       -3-

      subordinated to full and final payment of the LaSalle Debt, and Equitable Trust shall not request or accept any payment or distribution of any kind on or in respect of the Other Equitable Trust Debt, including but not limited to principal, interest or other payments in respect of the Other Equitable Trust Debt.

4. Equitable Trust hereby agrees that it will not be entitled to accelerate the maturity of the principal of the Other Equitable Trust Debt or enforce any rights or remedies under or in respect of the Other Equitable Trust Debt and the Equitable Trust Security or, for greater certainty, against any of the LaSalle Assets until such time as the LaSalle Debt has been fully and finally repaid; provided that Equitable Trust shall be entitled, at all times, enforce the Mortgage, the Equitable GAR and the Guarantee on a default thereunder; provided, however, that, Equitable Trust shall not pursue, commence or participate in any action or proceeding against Tarpon under or pursuant to any bankruptcy or insolvency laws of any jurisdiction.

5.    Without prejudice to the prohibitions in this Subordination Agreement:

      (a) if Equitable Trust receives any payment in violation of this Subordination Agreement, Equitable Trust shall receive such payment in trust for LaSalle and shall remit it to LaSalle forthwith upon receipt. Equitable Trust shall be liable to LaSalle for the LaSalle Debt to the extent of an amount equivalent to any such sums received and not remitted to LaSalle; and

      (b) if Equitable Trust takes possession or causes possession to be taken of the LaSalle Assets or otherwise enforces the Equitable Trust Security in violation of this Subordination Agreement, Equitable Trust shall yield or shall cause any party holding the security for its benefit to yield, on demand, possession thereof and any proceeds resulting from the realization thereupon to LaSalle or any party acting for LaSalle.

6. In the event that any of the LaSalle Security shall become enforceable, LaSalle or any party acting for LaSalle or for its benefit will be entitled to take possession of the LaSalle Assets to the exclusion of Equitable Trust and parties acting for it or for its benefit.

7. LaSalle will be entitled to receive proceeds resulting from the realization upon and collection of the LaSalle Assets in priority to Equitable Trust.

8. In the event that any of the LaSalle Assets subject to the LaSalle Security are sold by LaSalle or for the benefit of LaSalle, such assets shall be sold free of any rights held by Equitable Trust under the Equitable Trust Security and the Mortgage. Provided that there is LaSalle Debt owing and outstanding, upon LaSalle's request, Equitable Trust shall so confirm to any prospective buyer of such assets and shall grant a discharge of its rights under the Equitable Trust Security and the Mortgage on such assets at the time of the sale.

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                                       -4-

9. The priorities herein referred to shall apply notwithstanding any contrary priority or registration or filing of any personal property claim and without the necessity of any further documentation on the part of either LaSalle or Equitable Trust. However, it is understood that Equitable Trust shall at the expense of the Companies enter into any documentation which LaSalle may reasonably require in order to confirm or formalize the priorities herein referred to.

10. The Companies may not set-off any amount the Companies are required to pay to Equitable Trust in respect of the Other Equitable Trust Debt against any amount payable by Equitable Trust to the Companies pursuant to or in connection with the Equitable Trust Security.

11. This agreement will continue in force as long as the Companies are indebted or liable (either directly, indirectly or contingently) to LaSalle and Equitable Trust.

12. This agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

13. This agreement will enure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

14. This Subordination Agreement may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

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      AT______________________________AS OF THIS_______________________DAY
OF_________________________________, 2005.

                                               THE EQUITABLE TRUST COMPANY

                                               Per: ____________________________
                                                    Name:
                                                    Title:

                                               Per: ____________________________
                                                    Name:
                                                    Title:

We hereby confirm and agree to the above.

      AT______________________________AS OF THIS_______________________DAY
OF_________________________________, 2005.

                                               LASALLE BUSINESS CREDIT, A
                                               DIVISION OF ABN AMRO BANK N.V.,
                                               CANADA BRANCH

                                               Per: ____________________________
                                                    Name:
                                                    Title:

                                               Per: ____________________________
                                                    Name:
                                                    Title:

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The undersigned acknowledges that:

1. it has taken communication of the foregoing Subordination Agreement, is in agreement with the terms thereof to the extent that it is affected thereby and undertakes to cooperate with respect thereto;

2. notwithstanding anything to the contrary in this Subordination Agreement until all LaSalle Debt has been fully and finally repaid, it shall not pay or prepay any of the Other Equitable Trust Debt;

3. this Subordination Agreement is for the benefit of the parties thereto only as between themselves and in no manner diminishes, as between either of the parties and the undersigned, any security or rights now or hereafter existing; and

4. no rights or commitments have been created or implied in favour of the undersigned by this Subordination Agreement, and the parties to this Subordination Agreement may, as between themselves, in their sole discretion, alter the terms thereof as they see fit, without reference to the undersigned.

      AT______________________________AS OF THIS_______________________DAY
OF________________________________, 2005.

                                               STEELBANK TUBULAR INC.

                                               Per: ____________________________
                                                    Name:
                                                    Title:

                                               Per: ____________________________
                                                    Name:
                                                    Title:

                                               TARPON INDUSTRIES, INC.

                                               Per: ____________________________
                                                    Name:
                                                    Title:

                                               Per: ____________________________
                                                    Name:
                                                    Title:

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                                  SCHEDULE "A"

                         EXISTING EQUITABLE TRUST DEBT

                                 (see attached)

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                                   SCHEDULE "B"

                                    SECURITY

1.    The Guarantee.

2.    The Equitable GSA.

3.    The GAR.